SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. n/a)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[ ]     Definitive Proxy Statement.

[X]     Definitive Additional Materials.

[ ]     Soliciting Material Pursuant to Sec. 250.14a-11(c) or Sec. 250.14a-12.

                    STRONG INTERNATIONAL INCOME FUNDS, INC.
                (Name of Registrant as Specified in its Charter)


                  (Name of Person(s) Filing Proxy Statement
                       if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

STRONG PROXY VOTING INSTRUCTIONS

                                The accompanying proxy statement outlines an important issue affecting the STRONG
                                GLOBAL HIGH-YIELD BOND FUND.  Please take time to read the proxy statement, and then cast your vote.  There are three ways to vote-choose the method that's most convenient for you.

                                1.  VOTE BY TELEPHONE.
                                Just call our dedicated proxy voting number--1-888-221-0697.  It's available 24
[picture of telephone]          hours a day, 7 days a week.  Then enter the control number from your proxy card,
CALL 1-888-221-0697             and follow the voice prompts to record your vote.

                                2.  VOTE BY INTERNET.
[picture of keyboard]           Visit the Strong web site, www.eStrong.com, and click on the Proxy Vote icon
Visit our web site,             you'll see on our home page.  Then follow the voting instructions that will appear.
WWW.ESTRONG.COM
                                3.  VOTE BY MAIL.
[picture of envelope]           Simply fill out the proxy card, and return it to us in the enclosed postage-paid
RETURN THE                      envelope.  There is no need to return the card if you vote by phone or Internet.
ENCLOSED PROXY CARD.
                                REMEMBER-YOUR VOTE MATTERS.  SO FOLLOW ONE OF THESE EASY STEPS TODAY!

[Strong Logo]                   STRONG CAPITAL MANAGEMENT, INC. RT4314-0500

               SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
                       STRONG GLOBAL HIGH-YIELD BOND FUND
                           "FINAL COPY FOR RECORDING"



               SHAREHOLDER HEARS THIS SCRIPT

Speech 1       Welcome.  Please enter the control number located on the upper portion of your proxy card.

Speech 2       You may vote in favor of the proposal as the STRONG FUNDS Board of Directors recommends or you may vote on the proposal separately.

Speech 3       To vote as the STRONG FUNDS Board of Directors recommends, Press 1 now.

Closing A      You voted as the Board of Directors recommended.  If correct, press 1.  If incorrect, press 0.

Speech 4       To vote on the proposal separately, press 0 now.

Speech 5       Proposal 1:
               To vote FOR APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION INCLUDING ARTICLES
               AMENDMENT, press 1; AGAINST, press 9, ABSTAIN, press 0

Closing B      Your votes have been cast as follows:
                         Proposal 1: For, Against, Abstain
               If this is correct, Press 1:  If incorrect, Press 0.

Speech 6       BY SELECTING HOW YOU WOULD LIKE TO VOTE THROUGH THE TELEPHONE, YOU ARE APPOINTING
               MANAGEMENT INFORMATION SERVICES CORPORATION AS YOUR ATTORNEY-IN-FACT TO VOTE YOUR SHARES
               AT THE MEETING AS YOU HAVE INDICATED.  IF YOU HAVE ANY SPECIFIC QUESTIONS ABOUT THE PROPOSED
               CHANGES PLEASE CONTACT STRONG FUNDS AT 800-368-9422.  Thank you.

Speech 7       If you have received more than one proxy card, you must vote each card separately.  If you would like to vote another proxy, press 1 now.  To end this call, press 0 now.

Speech 8       Thank you for voting.

eStrong.com screens

PROXY

Welcome to the Strong Proxy Information area. General information about Strong proxies, as well as the latest Strong proxy solicitation, is available here.

FREQUENTLY ASKED QUESTIONS
If you have any questions about Strong proxy solicitations, learn more in our Proxy FAQ area. [GO THERE]
                                                                             [picture of a finger touching a
                                                                             keyboard]
PROXY INFORMATION
Learn more about the latest Strong proxy solicitation. [GO THERE]

VOTE NOW
To vote on the latest Strong proxy solicitation, have your proxy card ready and click any Vote Now button. [Go there]


FREQUENTLY ASKED QUESTIONS

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf - as your proxy - at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions which you provided on your proxy card or via the telephone or Internet.

HOW DOES MY FUND'S BOARD OF DIRECTORS WANT ME TO VOTE?
The Board of Directors unanimously recommends a vote FOR the proposal.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies will have to be mailed again causing additional costs to the fund.

HOW DO I VOTE?
You may vote in any one of four ways:

-  BY TOUCH-TONE TELEPHONE
   Just call the toll-free number given in your proxy materials and follow the instructions to record your vote.
-  BY COMPUTER
   CAST YOUR VOTE ONLINE by selecting the Vote Now button.
-  BY MAIL
   Complete the proxy card and mail it back to Strong in the envelope provided.
-  IN PERSON
   Attend the shareholder meeting and cast your vote in person.
Strong Investments, Inc. encourages you to vote by telephone or by computer as these save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You should only vote using one method. The only reason for you to vote again would be to change your previous vote.

HOW DO I VOTE ON THE INTERNET?

1.     Have your proxy card ready.

2.     Go to: HTTP://WWW.PROXYWEB.COM.

3.     Enter the 12- or 14-digit control number found on the card.

4.     Follow the instructions on your computer screen.
By voting on the Internet you are appointing MIS Corporation, an Internet proxy solicitation firm ("MIS"), as your agent to complete, sign, and date a proxy card on your behalf.

HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone telephone.

1.     Have your proxy card ready.

2.     Dial the toll-free number listed in your proxy materials.

3.     Enter the 12- or 14-digit control number found on the card.

4.     Follow the instructions in the phone system.

HOW DO I APPOINT MIS AS MY AGENT?
You may appoint MIS as your agent by going to the MIS web site below and following the instructions for submitting the Power of Attorney and Proxy Completion Instructions.

WHAT DOES THE POWER OF ATTORNEY PERMIT MIS TO DO?
Power of Attorney permits MIS to complete, sign, date and return to the fund a proxy card on your behalf. You may instruct MIS as to how to complete your proxy card (i.e., by voting for, against or abstaining from the proposal) by responding to each item in the Proxy Completion Instructions. If you do not specify how MIS is to complete your proxy card, MIS will complete the proxy card as recommended by the Board of Directors.

[VOTE NOW]

PROXY INFORMATION

On May 5, 2000, the Board of Directors of the Strong Global High-Yield Bond Fund approved the merger of the Fund into the Strong High-Yield Bond Fund.
This proposed merger is subject to shareholder approval at the Shareholder Meeting currently scheduled for September 6, 2000. A proxy solicitation will be mailed in mid-July, and, if approved, the funds will be merged in September. If there is a successful vote in September the merger becomes effective September 29, 2000.

WHY ARE WE PROPOSING TO MERGE THE STRONG GLOBAL HIGH-YIELD BOND FUND INTO THE STRONG HIGH-YIELD BOND FUND?
This is believed to be in the best interests of the Fund's shareholders due to the Fund's small asset size, lack of expected asset growth, and lack of economies of scale. The Fund's management does not believe the Fund can reach a sustainable size in the near future because the combination of credit quality risks associated with medium- and lower- quality bonds and the additional currency-related risks associated with foreign investments have resulted in a lack of investor interest.

THE STRONG GLOBAL HIGH-YIELD BOND FUND WAS CLOSED TO INVESTORS ON MAY 26, 2000.

[VOTE NOW]

Proxyweb.com screens

                         INTERNET PROXY VOTING SERVICE

     PLEASE ENTER CONTROL NUMBER FROM YOUR PROXY CARD:  ___ ___ ___ ___ ___

         CHECK HERE [ ] TO VOTE ALL PROPOSALS AS THE BOARD RECOMMENDS,
                       THEN CLICK THE VOTE BUTTON BELOW.
                                      -OR-
         TO VOTE EACH PROPOSAL SEPARATELY, CLICK THE VOTE BUTTON ONLY.
                                     [VOTE]

                                                  proxyweb.com is a service of:
                                              Management Information Services Corp.
       [picture of proxy card]
                                                  Full service proxy specialists

                                       This site is best viewed using Netscape or Internet
                                                 Explorer versions 3.0 or higher
                                           and using a display resolution of 800 x 600.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                    STRONG INTERNATIONAL INCOME FUNDS, INC.
                       STRONG GLOBAL HIGH-YIELD BOND FUND
[Strong Logo]

Please read the full text of the Proxy Statement before you vote.

POWER OF ATTORNEY

By submitting this Power of Attorney and the following Proxy Completion Instructions, I hereby make, constitute and appoint Management Information Services Corporation ("MIS") as my true and lawful attorney-in-fact in connection with the proxy solicited on behalf of the Board of Directors of the Strong Global High-Yield Bond Fund (the "Fund") in connection with the Special Meeting of the Shareholders of the Fund on September 6, 2000 (the "Proxy") with power to complete, sign, date and return the Proxy, as designated below as fully as I could do if I personally completed, signed, dated and returned the Proxy. I hereby represent that I am the owner specified on the proxy card containing the control number entered on the prior page and confirm and ratify whatever said attorney-in-fact has done or will do in accordance with the instructions designated below with respect to the Proxy by virtue of the authority created hereunder.

Unless earlier revoked by (i) a later dated Power of Attorney or (ii) a later dated Proxy, this Power of Attorney shall terminate, lapse, and expire without execution of a further instrument immediately following the Special Meeting of the Shareholders of the Fund on September 6, 2000 or the last adjournment thereof, whichever is later.

PROXY COMPLETION INSTRUCTIONS

MIS is instructed, as my attorney-in-fact, to complete the Proxy solicited on behalf of the Board of Directors of the Fund as specified below. If no specification is made, MIS is instructed to complete the Proxy as recommended by the Board of Directors.

PROPOSAL 1.     TO APPROVE THE AGREEMENT AND PLAN OF               FOR __     AGAINST __      ABSTAIN __
                REORGANIZATION, INCLUDING AN AMENDMENT TO THE
                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                OF THE STRONG INTERNATIONAL INCOME FUNDS, INC. TO
                ELIMINATE THE CLASS OF COMMON STOCK THAT
                CONSTITUTES SHARES OF THE GLOBAL BOND FUND, AND
                THE TRANSACTIONS IT CONTEMPLATES.

       Please refer to the proxy statement for discussion of this matter.
 IF NO SPECIFICATION IS MADE ON THE PROPOSAL, THE PROPOSAL WILL BE VOTED "FOR".

  To receive email confirmation, enter your email address here:_______________

                 PRESS THIS BUTTON TO [SUBMIT] YOUR PROXY VOTE.
             PLEASE REVIEW YOUR SELECTIONS CAREFULLY BEFORE VOTING.
IF YOU VOTE MORE THAN ONCE ON THE SAME PROXY, ONLY YOUR LAST (MOST RECENT) VOTE
                           WILL BE CONSIDERED VALID.

                         INTERNET PROXY VOTING SERVICE
                               PROXY VOTING FORM
                    STRONG INTERNATIONAL INCOME FUNDS, INC.
                       STRONG GLOBAL HIGH-YIELD BOND FUND
[Strong Logo]

                   THANK YOU!  YOUR VOTE HAS BEEN SUBMITTED.

Please read the full text of the Proxy Statement before you vote.

POWER OF ATTORNEY

By submitting this Power of Attorney and the following Proxy Completion Instructions, I hereby make, constitute and appoint Management Information Services Corporation ("MIS") as my true and lawful attorney-in-fact in connection with the proxy solicited on behalf of the Board of Directors of the Strong Global High-Yield Bond Fund (the "Fund") in connection with the Special Meeting of the Shareholders of the Fund on September 6, 2000 (the "Proxy") with power to complete, sign, date and return the Proxy, as designated below as fully as I could do if I personally completed, signed, dated and returned the Proxy. I hereby represent that I am the owner specified on the proxy card containing the control number entered on the prior page and confirm and ratify whatever said attorney-in-fact has done or will do in accordance with the instructions designated below with respect to the Proxy by virtue of the authority created hereunder.

Unless earlier revoked by (i) a later dated Power of Attorney or (ii) a later dated Proxy, this Power of Attorney shall terminate, lapse, and expire without execution of a further instrument immediately following the Special Meeting of the Shareholders of the Fund on September 6, 2000 or the last adjournment thereof, whichever is later.

PROXY COMPLETION INSTRUCTIONS

MIS is instructed, as my attorney-in-fact, to complete the Proxy solicited on behalf of the Board of Directors of the Fund as specified below. If no specification is made, MIS is instructed to complete the Proxy as recommended by the Board of Directors.

PROPOSAL 1.  TO APPROVE THE AGREEMENT AND PLAN OF                            FOR
             REORGANIZATION, INCLUDING AN AMENDMENT TO THE
             AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
             THE STRONG INTERNATIONAL INCOME FUNDS, INC. TO
             ELIMINATE THE CLASS OF COMMON STOCK THAT CONSTITUTES
             SHARES OF THE GLOBAL BOND FUND, AND THE
             TRANSACTIONS IT CONTEMPLATES.

       Please refer to the proxy statement for discussion of this matter.
                      No email confirmation has been sent.

___  CHANGE VOTE      ___  EXIT INTERNET PROXY VOTING SERVICE      ___  VOTE ANOTHER PROXY
----------------  -----------------------------------------------  -----------------------

FORM OF CONFIRMATION OF INTERNET PROXY VOTE

Your vote for Control Number xxx xxx xxxxxxxx has been submitted to Strong International Income Funds, Inc. for Strong Global High-Yield Bond Fund as follows:
-----------------------------------------------------------
Proposal 1.     To approve the Agreement and Plan of Reorganization, including an amendment to the Amended and Restated Articles of Incorporation of the Strong International Income Funds, Inc. to eliminate the class of common stock that constitutes shares of the Global Bond Fund, and the transactions it
contemplates.............FOR

Thank you for voting.

DF King Script

                                  STRONG FUNDS
                              VERBAL VOTING SCRIPT

INTRODUCTION
Hello, my name is _____________. I'm calling from DF King on behalf of STRONG ____________ FUND. May I please speak to __________________?

ADDRESS SHAREHOLDER NEEDS

The Board of Trustees/Directors of your Strong ___________ Fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

IF NOT, THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE/SHE REQUIRES. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15". IF THE SHAREHOLDER SAYS HE/SHE JUST GOT THE MATERIALS, OFFER HIM THE 800 PHONE NUMBER 1-800-XXX-XXXX, OFFER TO GIVE HIM/HER A BRIEF SUMMARY OF THE PROXY STATEMENT, AND EXPLAIN THAT SOMEONE MAY CALL IN A FEW DAYS TO ANSWER ANY QUESTIONS.

Are you familiar with the proposals?  May I assist you with any questions?

TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT THE BOARD OF TRUSTEES/DIRECTORS HAS RECOMMENDED THAT HE/SHE VOTE IN FAVOR. MANY QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

ALLOW THE SHAREHOLDER TO GIVE YOU A RESPONSE. IF THE SHAREHOLDER SAYS HE/SHE HAS ALREADY SENT IN THE PROXY, DO NOT ASK THE SHAREHOLDER HOW HE/SHE VOTED.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

DEPENDING ON ANSWER, TAB DOWN AND CHOOSE EITHER "Y" OR "N." IF YOU ARE GOING TO TAKE A VOTE, REMEMBER TO ALLOW THE PHONE CALL TO BE RECORDED.

BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll introduce myself. My name is ______________, calling from DF King & Co. on behalf of STRONG __________ FUND. Today's date is ___________ and the time is ______.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

INPUT THE LAST 4 DIGITS OF THE SSN. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS/HER SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL. IN THIS CASE, RETURN TO THE FIRST SCREEN (SHIFT TAB) AND HIT "N", WHICH WILL TAKE YOU TO THE DISPOSITION SCREEN.

ACTUAL VOTING

Your Board of Trustees/Directors recommends that you vote in favor of all proposals. Would you like to vote in favor of the proposals as recommended by your Board?

CHOOSE EITHER "Y" OR "N". IF YOU CHOOSE "Y", THEN THE COMPUTER WILL FILL IN THE RESPONSE FOR ALL PROPOSALS. IF YOU CHOOSE "N", YOU MUST INPUT A VOTE FOR EACH PROPOSAL. IF YOU ARE REQUIRED TO READ THE PROPOSALS INDIVIDUALLY, END EACH PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" FOR MOST PROPOSALS, THE VALID RESPONSES ARE

          F = FOR PROPOSALS.
          A = AGAINST PROPOSALS.
          B = ABSTAIN.

REVOCATION OF VOTING

Voting by proxy will not prevent you from voting your shares in person at the meeting. You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of Strong _________ Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person. A prior proxy can also be revoked by voting again through the Web site or toll-free number listed in the Voting Instructions included in your proxy materials.

CLOSING

Your vote has been recorded.  You have voted ________.  Is that correct?

IF IT IS CORRECT, THEN CHOOSE "Y". IF IT IS NOT CORRECT, THEN CHOOSE "N". THE CURSOR WILL RETURN TO THE TOP OF THE BALLOT AND ALLOW YOU TO MAKE THE APPROPRIATE CORRECTIONS.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

TURN OFF THE TAPE RECORDER. RECORD THE SHAREHOLDER'S NAME AND NUMBER OF SHARES ON YOUR LOG. FINISH THE PHONE CALL. IF YOU GET A VERBAL VOTE, THE ONLY VALID DISPOSITION IS "01". IF YOU DO NOT GET A VERBAL VOTE, THEN YOU MAY USE ANY VALID DISPOSITION EXCEPT "01".